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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2001
                                                         ----------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


               New York                               333-68848                             13-3840732
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                             300 Tice Boulevard
                             Woodcliff Lake, NJ                                               07675
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code


           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General
         ---------------------------------------------

         On October 15, 2001, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 21, 2001, as supplemented by the prospectus supplement dated October 11, 2001 (together, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates, the Class IB Certificates, the Class IL Certificates and the Class IP Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates, the Class IIB Certificates, the Class IIL Certificates and the Class IIP Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided ownership interest in the Adjustable Rate Mortgage Loans.

         Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.


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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                 Description
--------------              -----------
(4)                         Pooling and Servicing Agreement among Chase Funding,
                            Inc., Chase Manhattan Mortgage Corporation and
                            Citibank, N.A., dated as of October 1, 2001, for
                            Chase Funding Loan Acquisition Trust, Mortgage Loan
                            Asset-Backed Certificates, Series 2001-AD1.

(99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CHASE FUNDING, INC.

Date:    October 30, 2001
         ----------------
                                             By:    /s/ Eileen A. Lindblom
                                                    -------------------------
                                             Name:  Eileen A. Lindblom
                                             Title: Vice President





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                                INDEX TO EXHIBITS

Exhibit No.                      Description
-----------                      -----------

(4) Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation and Citibank, N.A., dated as of October 1, 2001, for Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-AD1.


(99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.



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